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     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 10, 2007
                                                     REGISTRATION NO. 333-144029
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          PRE-EFFECTIVE AMENDMENT NO. 2

                                   FORM SB-2/A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                   UWINK, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                                             87-0412110
(STATE OR OTHER JURISDICTION                               (I.R.S. EMPLOYER
     OF INCORPORATION)                                    IDENTIFICATION NO.)

                                      5812
                          (PRIMARY STANDARD INDUSTRIAL
                          CLASSIFICATION CODE NUMBER)

                                16106 HART STREET
                              VAN NUYS, CALIFORNIA
                                 (818) 909-6030
           (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICE
                        AND PRINCIPAL PLACE OF BUSINESS)

                                 NOLAN BUSHNELL
                            CHAIRMAN OF THE BOARD AND
                             CHIEF EXECUTIVE OFFICER
                                16106 HART STREET
                           VAN NUYS, CALIFORNIA 91406
                                 (818) 909-6030
            (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                                   COPIES TO:

       IRA I. ROXLAND, ESQ.                     PATRICIA K. GARRINGER, ESQ.
 SONNENSCHEIN NATH & ROSENTHAL LLP           SONNENSCHEIN NATH & ROSENTHAL LLP
    1221 AVENUE OF THE AMERICAS                      4520 MAIN STREET
     NEW YORK, NEW YORK 10020                   KANSAS CITY, MISSOURI 64110

                            DOUGLAS S. ELLENOFF, ESQ.
                          LAWRENCE A. ROSENBLOOM, ESQ.
                         ELLENOFF GROSSMAN & SCHOLE LLP
                              370 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017

       APPROXIMATE DATE OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this registration statement becomes effective.
       If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |X|
       If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|
       If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|
       If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|
       If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|


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
                                    CALCULATION OF REGISTRATION FEE

                                                            PROPOSED MAXIMUM                AMOUNT OF
 TITLE OF EACH CLASS OF SECURITIES TO BE REGISTERED       AGGREGATE OFFERING (2)        REGISTRATION FEE
===========================================================================================================
Units, each consisting of shares of Common Stock and
  Warrants to purchase Common Stock (1)                       $15,000,000                   $460.50
-----------------------------------------------------------------------------------------------------------
   Common Stock (1)
-----------------------------------------------------------------------------------------------------------
   Common Stock (4)
-----------------------------------------------------------------------------------------------------------
   Warrants to Purchase Common Stock (1)                                                     (3)
-----------------------------------------------------------------------------------------------------------
   Common Stock Underlying Placement Agent Warrants (5)                                     $48.15
-----------------------------------------------------------------------------------------------------------
   Total Registration Fee                                                                   $460.50
===========================================================================================================

(1) The common stock and warrants will be sold as units.
(2) Estimated solely for the purposes of calculating the registration fee pursuant to Rule 457(o).
(3) Pursuant to Rule 457(g), no separate registration fee is required for the warrants because we are registering those securities in the same registration statement as the underlying common stock.
(4) Represents the common stock underlying the warrants.
(5) In connection with the sale of the units, the registrant will issue to the Placement Agents warrants to purchase, in the aggregate, shares of common stock equal to 3% of the of the shares underlying the common stock sold in this offering. Fee estimated pursuant to Rule 457(g).

         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.


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                                EXPLANATORY NOTE

uWink, Inc. has prepared this Amendment No. 2 to its Registration Statement on Form SB-2 (File No. 333-144029) ("Amendment No. 2") solely for the purpose of filing with the Securities and Exchange Commission Exhibits 1.1, 4.19, 5.1, 10.22, 10.24, and 10.25 thereto. Amendment No. 2 does not modify any provision of the prospectus that forms a part of such Registration Statement and accordingly such prospectus has not been included herein.

                PART II - INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 27. EXHIBITS.

EXHIBIT NO.                               DESCRIPTION                                           METHOD OF FILING
-----------                               -----------                                           ----------------

1.1               Form of Placement Agent Agreement                                  Filed herewith
2.1               Securities Purchase Agreement and Plan of Reorganization among     Incorporated by reference to our Current
                  Prologue, uWink, Inc. and the stockholders of uWink listed on      Report on Form 8-K filed December 18, 2003
                  the signature pages thereto, dated as of November 21, 2003
3.1               Restated Certificate of Incorporation of uWink, Inc., a Utah       Incorporated by reference to Annual Report
                  corporation.                                                       for the year ended December 31, 2003.
3.2               Certificate of Incorporation of uWink, Inc., a Delaware            Incorporated by reference to Amendment No.
                  corporation                                                        2 to our Registration Statement on Form
                                                                                     SB-2 filed on July 23, 2007
3.3               Bylaws of uWink, Inc., a Delaware corporation                      Incorporated by reference to Amendment No.
                                                                                     2 to our Registration Statement on Form
                                                                                     SB-2 filed on July 23, 2007
3.4               Amendment to Certificate of Incorporation of uWink, Inc., a        Incorporated by reference to Amendment No.
                  Delaware corporation                                               2 to our Registration Statement on Form
                                                                                     SB-2 filed on July 23, 2007
4.1               Form of uWink, Inc. Warrant, dated March 3, 2006                   Incorporated by reference to our Current
                                                                                     Report on Form 8-K on March 9, 2006.
4.2               Form of uWink, Inc. Warrant, dated May 15, 2006                    Incorporated by reference to our Annual
                                                                                     Report on Form 10-KSB filed April 17, 2006.
4.3               Form of uWink, Inc. Warrant, dated 2004                            Incorporated by reference to our Annual
                                                                                     Report on Form 10-KSB filed April 17, 2006.
4.4               Convertible Promissory Note, dated September 8, 2005               Incorporated by reference to our Annual
                                                                                     Report on Form 10-KSB filed April 17, 2006.
4.5               Convertible Promissory Note, dated October 10, 2005                Incorporated by reference to our Annual
                                                                                     Report on Form 10-KSB filed April 17, 2006.
4.6               Promissory Note in favor of S. Raymond and Victoria Hibarger       Incorporated by reference to our Annual
                  and related Financing Agreement, dated July 23, 2001               Report on Form 10-KSB filed April 17, 2006.
4.7               Form of Convertible Promissory Note, dated November 2004           Incorporated by reference to our Annual
                                                                                     Report on Form 10-KSB filed April 17, 2006.
4.8               Line of Credit between uWink, Inc. and Nancy Bushnell, dated       Incorporated by reference to our Annual
                  December 23, 2004                                                  Report on Form 10-KSB filed April 17, 2006.
4.9               Line of Credit between uWink, Inc. and Dan Lindquist, dated        Incorporated by reference to our Annual
                  December 23, 2004                                                  Report on Form 10-KSB filed April 17, 2006.
4.10              Demand Note, dated August 10 2005, in favor of Dennis Nino         Incorporated by reference to our Annual
                                                                                     Report on Form 10-KSB filed April 17, 2006.


                                                               II-1


4.11              Letter Agreement, dated April 19, 2006, between uWink, Inc. and    Incorporated by reference to our Current
                  Bradley Rotter                                                     Report on Form 8-K filed April 19, 2006.
4.12              Form of uWink, Inc. Warrant issued to Bradley Rotter               Incorporated by reference to our Current
                                                                                     Report on Form 8-K filed April 19, 2006.
4.13              $100,000 Convertible Promissory Note, dated April 19, 2006         Incorporated by reference to our Current
                                                                                     Report on Form 8-K filed April 19, 2006.
4.14              Form of uWink, Inc. Warrant, dated March 3, 2006                   Incorporated by reference to our Current
                                                                                     Report on Form 8-K filed March 9, 2006.
4.15              Form of uWink, Inc. Warrant, dated September, 2006                 Incorporated by reference to our Current
                                                                                     Report on Form 8-K filed September 11, 2006.
4.16              Form of Waiver from March 2006 Investors                           Incorporated by reference to Amendment No.
                                                                                     to our Registration Statement on Form SB-2
                                                                                     filed January 18, 2006.
4.17              Form of Waiver from September 2006 Investors                       Incorporated by reference to Amendment No.
                                                                                     to our Registration Statement on Form SB-2
                                                                                     filed January 18, 2006
4.18              Form of Convertible Promissory Note, dated March 2007              Incorporated by reference to our Current
                                                                                     Report on Form 8-K filed April 2, 2007.
4.19              Form of uWink Warrant                                              Filed herewith
5.1               Opinion of Sonnenschein Nath & Rosenthal LLP                       Filed herewith
10.1*             2005 Stock Incentive Plan                                          Incorporated by reference to our Current
                                                                                     Report on Form 8-K filed September 15, 2005.
10.2*             2004 Stock Incentive Plan                                          Incorporated by reference to our Annual
                                                                                     Report on Form 10-KSB filed April 17, 2006.
10.3*             2000 Stock Incentive Plan                                          Incorporated by reference to our Annual
                                                                                     Report on Form 10-KSB filed April 17, 2006.
10.4*             Amended and Restated 2006 Equity Incentive Plan                    Incorporated by reference to our
                                                                                     Registration Statement on Form S-8 filed on
                                                                                     November 17, 2006
10.5*             Employment Agreement between uWink, Inc. and Nolan K. Bushnell     Incorporated by reference to our Current
                                                                                     Report on Form 8-K filed March 9, 2006.
10.6*             Employment Agreement between uWink, Inc. and Peter F. Wilkniss     Incorporated by reference to our Quarterly
                                                                                     Report on Form 10-QSB for the quarter ended
                                                                                     September 30, 2005.
10.7*             Employment Agreement between uWink, Inc. and John S. Kaufman       Incorporated by reference to our Current
                                                                                     Report on Form 8-K filed September 27, 2006.
10.8              Lease Agreement between uWink, Inc. and Patco Properties, L.P.,    Incorporated by reference to our Annual
                  dated April 21, 2006                                               Report on Form 10-KSB filed April 17, 2006.
10.9              Lease Agreement between Nolan Bushnell and Promenade, LP, dated    Incorporated by reference to our Annual
                  February 3, 2006                                                   Report on Form 10-KSB filed April 17, 2006.
10.10             Assignment, Assumption and Consent Agreement among Nolan Bushnell, Incorporated by reference to our Annual
                  uWink, Inc. and Promenade, LP, dated April 10, 2006                Report on Form 10-KSB filed April 17, 2006.
10.11             Letter Agreement between uWink, Inc. and Nolan Bushnell, dated     Incorporated by reference to our Annual
                  April 10, 2006                                                     Report on Form 10-KSB filed April 17, 2006.
10.12             Lease Termination Agreement, dated May 10, 2006 between uWink,     Incorporated by reference to our Current
                  Inc., Patco Properties LP and Nolan Bushnell                       Report on Form 8-K filed June 5, 2006.
10.13             Lease Agreement dated May 22, 2006 between uWink, Inc. and Clyde   Incorporated by reference to our Current
                  C. Berkus                                                          Report on Form 8-K filed June 5, 2006.
10.14             Securities Purchase Agreement dated March 3, 2006 between uWink,   Incorporated by reference to our Current
                  Inc. and the investors named therein                               Report on Form 8-K filed March 9, 2006.
10.15             Securities Purchase Agreement dated September 8, 2006 between      Incorporated by reference to our Current
                  uWink, Inc. and the investors named therein                        Report on Form 8-K filed September 11, 2006.


                                                               II-2


10.16             Licensing and Distribution Agreement dated September 15, 2006      Incorporated by reference to Amendment No.
                  between uWink, Inc. and SNAP Leisure LLC                           1 to our Registration Statement on Form
                                                                                     SB-2 filed on December 8, 2006
10.17             License Agreement between uWink, Inc. and Bell-Fruit Games         Incorporated by reference to Amendment No.
                                                                                     2 to our Registration Statement on Form
                                                                                     SB-2 filed on January 18, 2007
10.18             Inventory Purchase Agreement between uWink, Inc. and Interactive   Incorporated by reference to Amendment No.
                  Vending Corporation                                                3 to our Registration Statement on Form
                                                                                     SB-2 filed on February 5, 2007
10.19             License Agreement between uWink, Inc. and Interactive Vending      Incorporated by reference to Amendment No.
                  Corporation                                                        3 to our Registration Statement on Form
                                                                                     SB-2 filed on February 5, 2007
10.20             Non-Competition Agreement between uWink, Inc. and Interactive      Incorporated by reference to Amendment No.
                  Vending Corporation                                                3 to our Registration Statement on Form
                                                                                     SB-2 filed on February 5, 2007
10.21             Area Development Agreement dated June 8, 2007 between uWink, Inc.  Incorporated by reference to our
                  and OCC Partners, LLC                                              Registration Statement on Form SB-2 filed
                                                                                     on June 25, 2007
10.22             Form of Subscription Agreement                                     Filed herewith.
10.23*            2007 Equity Incentive Plan                                         Incorporated by reference to our Registration
                                                                                     Statement on Form SB-2 filed on June 25, 2007.
10.24             Form of Lock-Up Agreement                                          Filed herewith.
10.25             Form of Escrow Agent Agreement                                     Filed herewith.
10.26             Merger Agreement dated July 23, 2007 between uWink, Inc., a Utah   Incorporated by reference to Amendment No.
                  corporation, and uWink, Inc., a Delaware corporation               2 to our Registration Statement on Form
                                                                                     SB-2 filed on July 23, 2007
14.1              Code of Ethics and Conduct                                         Incorporated by reference to our Annual
                                                                                     Report on Form 10-KSB filed April 17, 2006.
16.1              Letter from Stonefield Josephson, Inc., dated September 1, 2005    Incorporated by reference to our Current
                                                                                     Report on Form 8-K filed September 9. 2005.
21.1              Subsidiaries of the Company                                        Incorporated by reference to our
                                                                                     Registration Statement on Form SB-2 filed
                                                                                     on June 25, 2007
23.1              Consent of Kabani & Company, Inc., certified public account        Incorporated by reference to Amendment No.
                                                                                     2 to our Registration Statement on Form
                                                                                     SB-2 filed on July 23, 2007
23.2              Consent of Sonnenschein Nath & Rosenthal LLP                       Included in Exhibit 5.1.
24.1***           Power of Attorney

----------------
* Management or Compensatory Contract
***Included on the signature page to this Registration Statement


                                                               II-3

                                   SIGNATURES

          In accordance with the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form SB-2 and authorized this registration statement to be signed on its behalf by the undersigned, in Van Nuys, California on August 10, 2007.

                            UWINK, INC.


                            BY: /s/ Nolan K. Bushnell
                                ---------------------------------------------
                            NOLAN K. BUSHNELL
                            CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Nolan K. Bushnell and Peter F. Wilkniss and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a director and/or officer of uWink, Inc.) to sign any or all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the SEC, granting unto each said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

      NAME/SIGNATURE                    TITLE                        DATE
      --------------                    -----                        ----

/s/ Nolan K. Bushnell
Nolan K. Bushnell               Chief Executive Officer          August 10, 2007
                                (principal executive officer)

/s/ Peter F. Wilkniss
Peter F. Wilkniss               Chief Financial Officer          August 10, 2007
                                (principal financial and
                                 accounting officer)

/s/ Elizabeth J. Heller*
Elizabeth J. Heller             Director                         August 10, 2007

/s/ Kevin McLeod*
Kevin McLeod                    Director                         August 10, 2007

/s/ Bradley N. Rotter*
Bradley N. Rotter               Director                         August 10, 2007

         *by: /s/ Peter F. Wilknis
              ------------------------------
         Peter F. Wilkniss, Attorney-in-fact

                                      II-4